Exhibit 99.4


CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO REGULATION 240.24B-2B OF THE SECURITIES EXCHANGE ACT OF 1934. [*] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST AND IS FILED SEPARATELY WITH THE COMMISSSION.



                           MANUFACTURING AND SUPPLY
                           ------------------------
                           AGREEMENT AND SUBLICENSE
                           ------------------------



This Manufacturing and Supply Agreement and Sublicense (the "Agreement") is made and entered into as of this 23rd day of November, 1998 ("Effective Date"), by and between Ribozyme Pharmaceuticals Incorporated, a Delaware corporation with offices located at 2950 Wilderness Place, Boulder, CO 80301 (hereinafter "RPI") and ATUGEN organized under the laws of Germany, and having its principal office in Berlin, Germany (hereinafter ATUGEN) (together, the "Parties").

WHEREAS, RPI is engaged in research, development and commercialization of certain patented and/or proprietary nucleic acid technology for therapeutic, agricultural, animal health, diagnostic and functional genomics applications (the " RPI Technology");

WHEREAS, RPI has transferred to ATUGEN by license of technology (the "ATUGEN LICENSE") and assignment of contracts its current Target Validation and Discovery ("TVD") business, as further set forth in a certain Participation Agreement which is incorporated by reference herein;

WHEREAS, ATUGEN has agreed to assume RPI 's current TVD business obligations, to conduct TVD research and development and to perform TVD services subject to RPI's rights to develop and commercialize with ATUGEN's customers certain human therapeutics that may be developed as a result of such TVD services;

WHEREAS, ATUGEN may in the future desire to use ribozymes and other technology covered by the Cech Patents (as defined herein) the rights to which RPI has acquired pursuant to an Amended and Restated License Agreement between RPI and Competitive Technologies, Inc. dated November 20, 1996 (the "CTI License").

WHEREAS, RPI wishes to have the right to manufacture and supply all ribozymes used by ATUGEN in its research and development activities and in its TVD business and in consideration of such rights, the right to collaborate, develop and commercialize human therapeutics arising from ATUGEN's business and reimbursement by ATUGEN of certain of RPI's costs related to the Cech Patents, RPI is willing to grant a sublicense to the Licensed Technology (as defined herein).

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

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the Parties hereto agree as follows:



                                   Section 1
                                  DEFINITIONS



1.1.   "Affiliate" shall mean any corporation or other business entity
        ---------
controlled by, controlling, or under common control with ATUGEN. For purpose of this Section 1.1, "control" shall mean direct or indirect beneficial ownership of more than thirty percent (30%) of the voting stock or equity, or more than thirty percent (30%) interest in the income of such corporation or other business entity.



1.2.  "Acquirer" shall mean an entity that intends to or does gain control of
       --------
RPI operations.



1.3.   "ATUGEN Patent Rights" shall mean, collectively, all right, title and
        --------------------
interest of ATUGEN in, to and under (i) Patents covering ATUGEN Inventions and
(ii) Patents to which ATUGEN is a licensee with the right to sublicense rights thereunder to RPI.



1.4.   "Cech Patents" shall mean the inventions and discoveries which are the
        ------------
subject of, or which are covered in whole or in part by, the claims included in
(i) U.S. Patent Application Serial Number 937,327, filed December 3, 1986 entitled RNA RIBOZYME POLYMERASES, DEPHOSPHORYLASES, RESTRICTION ENDORIBONUCLEASES AND METHODS (the "'327 Patent Application"), (ii) the United States Patents listed in Appendix A, and any patents issuing thereon as well as any corresponding patent applications or any patents that may issue thereon throughout the world, including any extensions, renewals, divisions, continuations, continuations-in-part, patents of addition, and/or reissues thereof, including any patent application and any patents issuing thereon throughout the world including any extensions, renewals, continuations, continuations-in-part, divisions, patents of additions and/or reissues thereof, filed upon any invention the practice of which would infringe the claims covered by the foregoing patents, which invention was made by Thomas R. Cech, Arthur J. Zaug and Michael D. Been, and/or persons acting under their direction and control at the University of Colorado, which is the work product of the Research Support Funding Agreement between USB and the University of Colorado Foundation entered into on May 20, 1987 (the "RSFA") and which was conceived or reduced to practice during the term of the RSFA.


1.5.   "Change of Control of RPI " shall mean a merger or acquisition by, with
        ------------------------
or of RPI in which the equity holders of RPI immediately prior to such event do not hold at least 51% of the equity of the resulting entity, and a single new Acquirer controls

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

at least 51% of the equity of the resulting entity or the sale of all or substantially all the assets of RPI to a third party.


1.6.   "COGS" means RIBOZYME's fully-burdened cost of supplying Ribozymes to
        ----
ATUGEN (including raw materials, direct labor, quality control testing, labeling, packaging and shipping costs). calculated in accordance with RPI's accounting methods consistently applied and in compliance with U.S. generally accepted accounting principles (GAAP)


1.7.   "Collaborator" shall mean any entity or person engaged in an active
        ------------
research and development collaboration with ATUGEN in its Target Validation and Discovery program.


1.8.   "Confidential Information" shall mean confidential and proprietary
        ------------------------
information of ATUGEN or RPI, including without limitation scientific data, technical reports and business information, disclosed to the other Party, provided that such information is in writing and marked "CONFIDENTIAL" or with a similar legend, or is disclosed orally and is reduced to writing and marked "CONFIDENTIAL" or with a similar legend within 30 days after such disclosure.


1.9.   "Delivery Reagents" shall mean all RPI's reagents useful for the delivery
        -----------------
of Ribozymes to cells that are covered under the Cech Patents, RPI Patent Rights or RPI Technology.


1.10.  "Escrow Technology" shall have the meaning provided under Section 8.7.
        -----------------


1.11.   "Existing Licensee" shall mean third parties to whom RPI has already
         -----------------
granted certain licenses under RPI Patent Rights in the Field each of which is listed in the enclosed Appendix B.


1.12.   "Field" shall mean any and all applications of Ribozymes in the field of
         -----
human therapeutic Target Validation and Discovery. Such Field will include functional genomics or gene function identification in human systems, in which the function of a gene is determined by using the Ribozyme. The Field shall also include use of the Ribozymes to validate a human therapeutic target.


1.13.   "Invention" shall mean any possibly patentable discovery or invention
         ---------
that is conceived and reduced to practice that if used, practiced, performed or sold would infringe on the Cech Patents.


1.14.   "Investor" shall mean BB Bio Ventures L.P., and its affliates, all of
         --------
whom are managed by MPM Asset Management, LLC., an affiliate of MPM Capital LP.


1.15.   "Licensed Technology" shall mean any technology that is either: (i)
         -------------------
covered by any Cech Patent; or (ii) constitutes Non-Patented Technology owned and/or controlled by RPI which is necessary or useful in the Field and which could not

[*] Confidential treatment requested
be used, practiced, performed, made or sold without infringing on the Cech Patents but for this Sublicense Agreement.

1.16.   "New Invention" shall mean any possibly patentable discovery or
         -------------
invention conceived and/or reduced to practice by RPI and/or ATUGEN in the Field, or by ATUGEN in the RPI Field..



1.17.   "Non-Patented Technology" means know-how, trade secrets or other
         -----------------------
information or materials that are not patentable or, for a possibly patentable discovery or invention, on which the parties choose not to file a patent, which relate to the Cech Patents and which are either (i) made under this Agreement; or (ii) are owned or controlled by RPI on the date of this Agreement and are useful or necessary to the ATUGEN in the Field.


1.18.   "Oligonucleotide Market Price" shall mean the price determined by mutual
         ----------------------------
agreement of the parties as the fair market value for oligonuclotides by reference to oligonucleotide pricing schedules available from third parties for the synthesis of an oligonucleotide with chemistry and length equivalent to the Ribozyme to be supplied under this Agreement.

1.19.   "Participation Agreement" shall mean the participation agreement of
        ------------------------
August 24, 1998, and all amendments thereof, executed by ATUGEN and founders of ATUGEN, including RPI.


1.20.   "Patents" shall mean (i) patents (including inventor's certificates)
         -------
that include one or more Valid Claims, including without limitation any substitution, extension (including supplemental protection certificate), registration, confirmation, reissue, reexamination or renewal thereof, (ii) pending applications, including provisional applications, continuations, divisionals, and continuations-in-part of any of the foregoing. Patent right "shall" mean RPI and/or ATUGEN patent rights.


1.21.   "Patent Right" shall mean RPI Patent Rights and/or ATUGEN Patent Rights.
         ------------


1.22.   "Ribozyme" shall mean a nucleic acid molecule covered by the claims of
         --------
the Cech Patents.


1.23.   "RPI Patent Rights" shall mean collectively, RPI's right, title and
         -----------------
interest in, to and under the Cech Patents.



1.24.   "Ribozyme Product" means any substance that (i) is or is intended to be
         ----------------
developed and sold commercially for administration to humans or animals or plants or for therapeutic or diagnostic use and (ii) contains a Ribozyme.

1.25.   "RPI Field" shall mean any and all applications of Ribozymes as a human
         ---------
or animal therapeutic or diagnostic products or an agricultural product but excluding any application in the field of Target Validation and Discovery (TVD).


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

1.26.   "RPI's Supply Profit" shall mean RPI's Profit from the supply of
        --------------------
Ribozymes, and other reagents covered under the Escrow Technology to ATUGEN prior to the Change of Control of RPI. Profit as used in this section 1.26 shall mean the price of Ribozymes charged ATUGEN by RPI minus RPI's fully-burdened COGS.


1.27.   "Service Agreement" shall mean the Service Agreement between ATUGEN and
        --------------------
RPI dated November 23, 1998, and any amendment(s) thereto.


1.28    "Target" means a gene or partial sequence thereof, and those elements
         ------
        necessary for its expression or regulation, or its transcription, translation, or replication product or intermediates or portions thereof.


1.29.   "Target Discovery Technology" means the use of RPI's combinatorial
         ---------------------------
ribozyme libraries to identify a Target(s) which, when combined with a target specific enzymatic nucleic acid molecule, inhibits such Target's expression. The Target can then be assessed in in vitro and in vivo models for its efficacy in affecting the phenotype of cells or organism.


1.30.   "Target Validation and Discovery (TVD)" means a research program in
         -------------------------------------
which a nucleic acid molecule, including Ribozymes, is used to determine the utility of a gene product, for the validation of a therapeutic target, and/or for the discovery of new genes. Such a program is usually performed on behalf of a third party Collaborator, but may be performed solely for ATUGEN's benefit or may consist of technology rights which are licensed or sold to third parties for use in their own non-nucleic acid-based product development programs outside the RPI Field.


1.31.   "Validated Target" shall mean a Target that has been validated in vitro
         ----------------
or in vivo as part of a TVD program by ATUGEN or its Collaborator.


1.32.   "Valid Claim" shall mean either (i) a claim of an issued and unexpired
         -----------
patent included within the Patent Rights, provided that such claim has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (ii) a claim of a patent application within the Patent Rights actively being prosecuted.



                                   Section 2
           MANUFACTURE AND SUPPLY OF RIBOZYMES AND DELIVERY REAGENTS




2.1     Manufacture of Ribozymes. RPI will manufacture or have manufactured by
        ------------------------
        a party acceptable to ATUGEN, provided such acceptance will not be unreasonably withheld, the Ribozymes required by ATUGEN under this Agreement. RPI shall provide such material to ATUGEN [ * ] per Ribozyme

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

     or at [ * ] of the Oligonucleotide Market Price per Ribozyme, which ever is greater. The price per Ribozyme, however, shall not exceed [ * ] of the Oligonucleotide Market Price. If the price per Ribozyme exceeds [ * ] of the Oligonucleotide Market Price, ATUGEN shall have the option to purchase such Ribozymes from a third party. If the dollar amount of Ribozymes purchased by ATUGEN from RPI exceeds the dollar amount provided for in Appendix C attached hereto, then RPI shall provide such material to ATUGEN at COGS plus [ * ] per Ribozyme or at [ * ] of the Oligonucleotide Market Price per Ribozyme, which ever is greater. The price per Ribozyme, in such instance, shall not however exceed [ * ] of the Oligonucleotide Market Price.


2.2  Exclusivity.  During the first five (5) years from the Effective Date of
     -----------
     this Agreement, ATUGEN shall purchase all its requirement of Ribozymes from RPI (except as provided in section 2.1 above), which may be extended based on mutual agreement of the Parties. Other than as provided in sections 2.1,
     2.4 and 2.5 herein, nothing in this Agreement is deemed to grant ATUGEN any right to manufacture or have manufactured the Ribozymes.


2.3  Escrow Technology. RPI shall from time to time place into escrow written
     -----------------
     descriptions of its manufacturing and quality control procedures as may be necessary for ATUGEN to fully manufacture Ribozymes. ("Escrow Technology") To facilitate the provisions of this section 2.5, RPI shall promptly establish such escrow account and provide ATUGEN periodic reports of its transfer of information to such account. In the event that RPI cannot adequately supply ATUGEN with its requirements of the Ribozymes within 45 days of written request therefore, as to amounts or in accordance with ATUGEN's specifications, ATUGEN shall have the right to access the Escrow technology to manufacture or have manufactured the Ribozymes. RPI's intellectual property trade secrets related to such technology transfer shall be treated as Confidential Information of RPI under Section 4. Specifically, manufacture by third parties will require the same degree of protection that ATUGEN uses for its most important confidential information. In the event of a Change in Control of RPI, ATUGEN shall be entitled to continued access to the Escrow Technology necessary for ATUGEN to manufacture the Ribozymes for use in the Field.


2.4  Change of Control. In the event of a Change of Control of RPI, unless
     -----------------
     provisions have been made, to the Investor's sole satisfaction, to protect ATUGEN's and the Investor's interest in the Escrow Technology, then ATUGEN shall receive and shall have access to the Escrowed Technology and shallhave a co-exclusive license in the Field to all Patents incorporated therein, if any one of the following criteria are met:

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

2.4.1 More than [ * ] of the Acquirer's annual revenues (according to the latest reported figures) are from its TVD activities; or

2.4.2 The Acquirer's actions, following the Change of Control of RPI, have caused RPI activities under this Section 2 to be significantly reduced, as determined by one or more of the following parameters:

                (a) [ * ]
                (b) [ * ]



2.4.3 The Acquirer terminates the Service Agreement of November 23, 1998 between RPI and ATUGEN.

2.4.4 ATUGEN unilaterally terminates the Service Agreement of November 23, 1998 between RPI and ATUGEN and/or its obligation to purchase Nucleic Acid Molecules and Delivery Reagents under this Manufacturing and Supply Agreement and Sublicense.

2.4.5 If such a transfer of the Escrow Technology to ATUGEN occurs, ATUGEN agrees to pay to RPI or its successor the following:


          (1) ATUGEN shall pay to RPI a one-time fee equal to [ * ] RPI's Supply Profit during the prior twelve months, if the Service Agreement was terminated by ATUGEN pursuant to section 2.4.1 above or the Acquirer's actions described in section 2.4.2.

          (2) ATUGEN shall pay to RPI a one-time fee equal to [ * ] RPI's Supply Profit on an annual basis if the Service Agreement was terminated by ATUGEN under 2.4.4 above.

          (3) ATUGEN shall not owe any payment to RPI if the Acquirer terminates the Service Agreement as described in Section 2.4.3.


2.4.6 All such payments provided in this section 2.4 will be made within sixty (60) days of the occurance of the indicated event, to RPI or its successors by ATUGEN, based on revenue and expense records provided by RPI or its successor to ATUGEN.


2.4.7 In the event the Escrow Technology is accessed by ATUGEN as provided in this section 2.4, ATUGEN will be responsible for any and all payments which become due to third parties (including, but not limited to, the CTI License), as a result of action taken by ATUGEN in the Field.

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

                                   Section 3

                      SUBLICENSE, GRANT, CONSIDERATIONS,

                          AND ENFORCEMENT AND DEFENSE


3.1    Grant to ATUGEN.
       ---------------

3.1.1
       RPI hereby grants to ATUGEN an exclusive, with a right to sub-license as set forth in section 3.1.2 below, worldwide ("Territory") right and license under the RPI Patent Rights, and Non Patented Technology for the duration of the Term:


             (i) to develop, promote, market, distribute, use, sell, offer to sell or otherwise dispose of, use and import Licensed Technology in the Field; and

             (ii) to practice and use methods and processes described or claimed in the RPI Patent Rights within the Field.



        Notwithstanding the foregoing, such license shall be co-exclusive with respect to RPI to the extent that RIBOZYME uses the RPI Patent Rights and Non-Patented Technology solely for the following purposes:

              (a)  for RPI's internal research purposes;

              (b) to serve the Existing Licensees, if applicable, in the Field, provided that no rights may be granted to any Existing Licensee to any New Invention for use in the Field unless RPI is currently contractually obligated to do so;

              (c) for use in collaboration(s) with third parties to conduct research, develop and commercialize human therapeutic Ribozyme Products, where such use, with each such third party collaborator, will involve, within any given six-month period, examination of no more than five (5) Targets for each disease indication. RPI, however, will not use the Target Discovery Technology to identify new Targets in the Field under a collaboration with a third party nor shall RPI permit any such third party to conduct any of its own discovery efforts using the Target Discovery Technology. It is also understood and agreed by the parties that RPI shall not develop its own TVD program using any ATUGEN Patent Rights or any RPI Patent Rights licensed to ATUGEN herein, subject to the provisions of this Section 3.1.1.


3.1.2 ATUGEN shall have no right to grant sublicenses to any Licensed Technology, other than Licensed Technology sold or licensed by ATUGEN in the regular course of its business in the Field or pursuant to a collaborative drug development or discovery agreement with a third party in the Field but subject in all cases to the limitations of Section
        3.1.5. Such sublicensee shall not have the right to further sublicense any Licensed Technology under this Agreement without RPI's prior written consent, which consent shall not be unreasonably withheld, particularly in the case of territorial sublicenses by a collaborative partner. Any such sublicenses shall comply with the terms of the CTI License.

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

   3.1.3 RPI agrees to use reasonable best efforts to prosecute and obtain issuance of any pending patent applications under the RPI Patent Rights. Notwithstanding the foregoing, RPI shall not be liable for failure to obtain issued patents for the pending applications. ATUGEN shall have the right to prosecute any Patents that RPI decides not to prosecute and ATUGEN shall bear the cost of prosecuting such Patents.


   3.1.4 RPI agrees not to grant licenses under RPI Patent Rights in the Field to a third party other than pursuant to its existing agreements with the Existing Licensees.


   3.1.5 Notwithstanding the foregoing, RPI shall retain an exclusive right to develop and commercialize Ribozyme Products in the RPI Field. ATUGEN agrees, that it will clearly stipulate in its TVD Agreements that RPI shall retain an exclusive right to develop and commercialize Ribozyme Products against the Validated Target identified under such TVD Agreements. ATUGEN shall provide a list of Validated Targets to RPI once every quarter subject to the confidentiality provisions of
          Section 4 herein; provided, however, that in the event of Change of Control of RPI as set forth in section 2.4, ATUGEN will not be required to provide such list to RPI.



   3.1.6 The parties recognize that the rights granted to RPI by ATUGEN under this Agreement might be restricted according to the principles, guidelines, conditions and collateral provisions of public or semi-public German entities providing or intending to provide grants to ATUGEN, and the Parties will comply with them.



3.2  Consideration
     -------------


  3.2.1 In addition to the rights of RPI under sections 2 and 3.1.5, as further consideration for the rights and license granted to ATUGEN hereunder, ATUGEN will pay to RPI [ * ] of all future costs and expenses in connection with prosecution, defense and enforcement of the Cech Patents, subject to the limitations set forth below.


  3.2.2   [   *   ]


  3.2.3 All payments to be made to RPI by ATUGEN under this Section 3 shall be paid within thirty (30) days of the receipt of RPI's invoice by ATUGEN. Checks for all payments to RPI under this Agreement shall be deposited in the following bank account of RPI:

[*] Confidential treatment requested

               Name of the Bank:  Norwest Bank of Denver
               Address:  1740 Broadway Street, Denver, CO 80204
               [   *   ]
               ---------


               For further credit to Norwest Bank of Boulder, Ribozyme Pharmaceuticals Inc.,

               Account No.:  [   *   ]
                                  ----



          In the event that any payment due to RPI by ATUGEN is delinquent, interest shall accrue on any overdue amount at the rate of one percent (1%) per month or the maximum rate permitted by law, whichever is less.


 3.3  Defense. In the event of any claim(s) against ATUGEN, arising within
      -------
      [ * ] for infringement of any intellectual property right of any third party as a direct result of the exercise of the sublicense granted by RPI to ATUGEN hereunder, RPI shall indemnify and hold harmless ATUGEN, its officers, directors, licensees and assigns from any and all such claims, provided, however, that RPI's liability under this Section 3.3 and Section
      3.3 of the ATUGEN License shall not exceed [ * ]. RPI shall have sole control of any such legal action or settlement negotiations and shall have the right to settle any such litigation by grant of any rights to the third party provided ATUGEN approves of such grant, which approval shall not be unreasonably withheld. ATUGEN agrees to assist RPI in defending such claims.


 3.4  Patent Enforcement. RPI and ATUGEN shall each provide immediate written
      ------------------
      notice to the other of any infringement of the Cech Patents in the Field, which may come to such Party's attention. RPI shall have the exclusive right to institute and conduct commercially reasonable legal action against third party infringers of the Cech Patents in the Field, or negotiate and enter into settlement agreements as deemed appropriate by RPI after consultation with ATUGEN if necessary. ATUGEN shall provide RPI with reasonable assistance in any action taken by RPI to enforce the Cech Patents, but at no point will ATUGEN contribute any amount in excess of RPI's own contribution to that date in such action. ATUGEN shall have the option at such time as expenditures pursuant, to this section reach [ * ], to elect to terminate its license to the Cech Patents and to terminate any future obligations to participate in the enforcement of the Cech Patents. Such option shall be renewed upon the expenditure of each [ * ] increment thereafter. ATUGEN shall not, however be entitled to join RPI as a Party to any such action. Any award of damages resulting from action taken by RPI pursuant to this Section 3, after reimbursement of expenses incurred by RPI and ATUGEN in connection with such action, shall be divided equally between the parties, provided that such infringement was deemed to have occurred in the Field and specifically involve the Licensed Technology. If ATUGEN does not


[*] Confidential treatment requested
     participate in such legal action all rights to the Cech Patents granted ATUGEN hereunder shall revert to RPI and RPI shall then have the right to use Ribozymes in the Field.



                                   Section 4
                                CONFIDENTIALITY


4.1  Confidential Information.  Any Party receiving any Confidential
     ------------------------
     Information from the other Party in connection with the execution, delivery and performance of this Agreement shall keep, and shall cause its affiliates, officers, employees, students, technicians, advisors and consultants to keep, all such Confidential Information in confidence and shall not disclose such Confidential Information to third parties, except in connection with a license, sublicense or sale permitted hereunder requiring such disclosure and containing appropriate confidentiality provisions.


4.2  Inapplicability.  The obligations of confidentiality and nonuse set forth
     ---------------
     in this Agreement shall not apply to any portion of the Confidential Information which:


     (i) is or becomes public or available to the general public otherwise than through the act or default of the receiving Party or its affiliates or their employees, advisors or consultants; or


     (ii) is obtained by the receiving Party from a third party without a duty of confidentiality who is lawfully in possession of such Confidential Information and is not subject to an obligation of confidentiality owed to the other Party or others; or


     (iii) is known, as shown by competent evidence, by the receiving Party or any of its affiliates prior to disclosure under this Agreement and was not obtained or derived directly or indirectly from the other Party; or


     (iv) is disclosed by the receiving Party or its affiliates pursuant to a requirement of law, provided that such Party has complied with the provisions set forth in paragraph 4.3.


4.3  Notice Prior to Disclosure.  If the receiving Party, or any of its
     --------------------------
     sublicensees or Affiliates becomes legally required to disclose any Confidential Information, the receiving Party shall give the other Party to this Agreement prompt notice of such fact so that such Party may obtain a protective order or other appropriate remedy concerning any such disclosure and/or waive compliance with the non-disclosure provisions of this Agreement. The receiving Party and its Affiliates will fully cooperate with the other Party to this Agreement in connection with such Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure


[*] Confidential treatment requested
     or the other Party to this Agreement waives such compliance, the receiving Party and its Affiliates will make such disclosure only to the extent that such disclosure is legally required and will use its best efforts to have confidential treatment accorded to the disclosed Confidential Information. Notwithstanding the foregoing provisions, ATUGEN will be free to disclose the terms of this Agreement to a third party, including ATUGEN's Collaborators and potential investors, under confidentiality with such third parties.


4.4  Term.  The obligations of ATUGEN and RPI under this Section 4 shall
     ----
     continue for a period of five (5) years after the expiration of this Agreement.


4.5  Return of Materials. Upon expiration or termination of this Agreement, each
     -------------------
     Party shall return all copies of Confidential Information disclosed to such Party, and all other materials provided to such Party under this Agreement; provided that one copy of such Confidential Information and such materials may be retained for archival or legal purposes only.



                                   Section 5
                         LIABILITY AND INDEMNIFICATION



5.1  Indemnification by ATUGEN.  ATUGEN agrees to indemnify, hold harmless and
     -------------------------
     defend RPI, its officers, employees, and agents, against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of any product manufactured or sold by ATUGEN pursuant to the exercise of this license, other than claims covered by RPI's indemnification in Section
     3.3 above. ATUGEN shall not be responsible for the negligence or intentional wrong doing of RPI.

5.2  Insurance.  ATUGEN shall maintain in force at its sole cost and expense,
     ---------
     with reputable insurance companies, general liability insurance and products liability insurance coverage in an amount reasonably sufficient to protect against liability under paragraph 5.1 above. RPI shall have the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

5.3  Force Majeure.  The Parties will not be liable for any failure to perform
     -------------
     as required by this Agreement, to the extent such failure to perform is caused by any reason beyond the control of either Party, or by reason of any of the following: labor disturbances or disputes of any kind, accidents, governmental policy, civil disorders, acts of aggression, acts of God, energy or other conservation measures, failure of utilities, mechanical breakdowns, material shortages, disease or similar occurrences.


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                                   Section 6
                         REPRESENTATIONS AND WARRANTIES


6.1   Representations of RPI. RPI represents that RPI has the legal right,
      ----------------------
      authority and power to enter into this Agreement and meet the obligations set forth herein. RPI further represents that it has not previously granted other than the rights previously granted to Existing Licensees, and will not grant to any third party during the term of this Agreement, any rights under the Cech Patents that are inconsistent with the rights granted to ATUGEN herein in the Field.


6.2   Representations of ATUGEN. ATUGEN represents and warrants that ATUGEN has
      -------------------------
      the legal right, authority and power to enter into this Agreement and meet the obligations set forth herein.


6.3   Disclaimer. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A
      ----------
      REPRESENTATION OR WARRANTY BY RPI OF THE VALIDITY OF ANY OF THE CECH PATENTS OR THE ACCURACY, SAFETY, EFFICACY, OR USEFULNESS, FOR ANY PURPOSE, OF ANY LICENSED TECHNOLOGY, OR RIBOZYME MANUFACTURED BY RPI. RPI SHALL HAVE NO OBLIGATION, EXPRESS OR IMPLIED, TO SUPERVISE, MONITOR, REVIEW OR OTHERWISE ASSUME RESPONSIBILITY FOR THE PRODUCTION, MANUFACTURE, TESTING, MARKETING OR SALE OF ANY LICENSED PRODUCT, AND RPI SHALL HAVE NO LIABILITY WHATSOEVER TO ATUGEN OR ANY THIRD PARTIES FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED UPON ATUGEN OR ANY OTHER PERSON OR ENTITY, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM:

        (a) the production, use, or sale of any Licensed Technology or ribozymes;
        (b) the use of any aspect of Inventions; or
        (c) any advertising or other promotional activities with respect to any of the foregoing.



                                   Section 7
                              TERM AND TERMINATION



7.1   Term.  The Term of this Agreement shall commence on the Effective Date and
      ----
      shall continue until there are no Valid Claims in existence on the Cech Patents unless terminated earlier as provided in this Section, and other than as a result of the Section 2.4.


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7.2  Termination for Cause.  Either Party shall have the right to terminate this
     ---------------------
     Agreement following any material breach or default in performance under this Agreement by the other Party upon sixty (60) days prior written notice by certified mail to the breaching Party specifying the nature of the breach or default. Unless the breaching Party has either cured or taken such steps as may be reasonably expected to cure the breach or default prior to the expiration of such sixty (60) day period, the non-breaching Party, at its sole option, may terminate this Agreement upon written notice to the breaching Party. Termination of this Agreement shall become effective upon receipt of such notice by the breaching Party.

7.3  Effect of Termination.  In the event RPI terminates this Manufacturing and
     ---------------------
     Supply Agreement and Sub-license Agreement for cause under Section 7.2, RPI shall retain all the rights granted to RPI by ATUGEN and all the rights granted to ATUGEN by RPI under this Agreement shall terminate and revert back to RPI.

7.4  Rights in Law or Equity. Except as otherwise expressly provided herein,
     -----------------------
     termination by either Party pursuant to this Section 7 shall not prejudice any other remedy that a Party might have in law or equity, except that neither Party may claim compensation for lost opportunity or like consequential damages arising out of the fact of such termination.

7.5  Termination for Insolvency.  To the extent permitted by applicable law,
     --------------------------
     either Party may terminate this Agreement immediately upon written notice without opportunity to cure if the other Party becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed with prejudice within ninety (90) days after filing. In the event of a termination by RPI for insolvency, the Escrow Technology shall transfer to ATUGEN at no cost.

7.6  Survival.  The following Sections of this Agreement shall survive
     --------
     expiration or termination of this Agreement: 3.1, 4, 5, 7.6 and 8.



                                   Section 8
                               GENERAL PROVISIONS



8.1  Dispute Resolution.
     ------------------

     8.1.1 Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, shall be promptly presented to the Chief Executive Officer of RPI and the Chief

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            Executive Officer of ATUGEN (or their designees) for resolution. If these individuals cannot promptly (within 30 days) resolve such disputes, then such dispute shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice.


     8.1.2 In the event that arbitration is instituted by ATUGEN, such arbitration shall be held in Berlin, Germany. In the event that arbitration is instituted by RPI, such arbitration shall be held in Boulder, Colorado. Judgment on any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party.

     8.1.3 Notwithstanding the above, in the event of a dispute concerning inventorship between RPI and ATUGEN, the Parties hereby agree that each will attempt to resolve such dispute by agreement between two U.S. patent attorneys (one chosen by each Party) according to U.S. patent laws. If those two attorneys fail within 30 days to reach a resolution, then the Parties agree to reach a binding agreement by negotiation between those two attorneys and a third patent attorney chosen by those two attorneys. The three attorneys will reach a binding agreement with regard to the dispute by a majority vote of the three attorneys. Such dispute will be resolved in this manner within 60 days from the date of the initial dispute.


8.2  No Use of Name.  Neither Party shall use the name of the other in any form
     --------------
     of advertising publicity or otherwise, any trade-name, personal name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party; or public promotion without the prior written approval of the other, or represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party.

8.3  Governing Law.  This Agreement shall be governed by, construed, and
     -------------
     interpreted in accordance with the laws of Germany, including but not limited to, export control regulations regarding commodities and technical data/information. Parties specifically agree not to export or re-export any commodities and/or data/information in violation of any applicable U.S.A. or German laws and/or regulations.


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8.4  Assignment.  This Agreement may not be assigned or transferred by any of
     ----------
     the Parties hereto without the prior written consent of the other Parties which will not be unreasonably withheld; provided, however, that ATUGEN may assign or transfer ATUGEN's rights and obligations under this Agreement to an affiliate of ATUGEN or a successor to all or substantially all of its assets or business relating to this Agreement, whether by sale, merger, operation of law or otherwise upon written notice to RPI.

8.5  Entire Agreement.  This Agreement constitutes the entire and only agreement
     ----------------
     between the Parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are superseded hereby.

8.6  Further Assurances.  At any time or from time to time on and after the
     ------------------
     Effective Date, RPI and ATUGEN shall at the request of the other (a) deliver to the other such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license, and (c) take or cause to be taken all such other actions, as may reasonably deem necessary or desirable in order to obtain the full benefits of this Agreement and the transactions contemplated hereby.

8.7  Notices.  Any notice or other communication required or permitted under
     -------
     this Agreement shall be in writing and will be deemed given as of the date such notice is (a) hand delivered, or (b) mailed, postage prepaid, first class, certified mail, return receipt requested, or (c) sent, shipping prepaid, receipt requested by national courier service, to the Party at the address listed below or at such other addresses as may be given from time to time in accordance with the terms of this notice provision:



          If to ATUGEN:    ATUGEN Biotechnology GmbH.
                           Robert-Rossle-Strasse 10
                           13125 Berlin
                           Germany
                           Attention:  Managing Director


          If to RPI  :     Ribozyme Pharmaceuticals Inc.
                           2950 Wilderness Place
                           Boulder, CO 80301
                           Attention: President & CEO



8.8  Modification. No modification to this Agreement shall be effective unless
     ------------
     assented to in writing by the Party to be charged.


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8.9  Waiver. The failure of a party in any instance to insist upon the strict
     ------
     performance of the terms of this Agreement will not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party's failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.

8.10 Headings.  The headings of the several sections of this Agreement are
     --------
     intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

8.11 Severability.  In the event that any provision of this Agreement becomes
     ------------
     or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if the result of such action materially changes the economic benefit of this Agreement to ATUGEN, or to RPI.

8.12 Government Clearance. ATUGEN agrees to use commercially reasonable efforts
     --------------------
     to have the Inventions cleared for marketing in those countries in which ATUGEN intends to sell Licensed Technology by the responsible government agencies requiring such clearance. To accomplish said clearances at the earliest possible date, ATUGEN agrees to file, according to the usual practice of ATUGEN, any necessary data with said government agencies.

8.13 Publication. Each Party shall use its best efforts to provide a copy of
     -----------
     any publication under this Agreement forty-five (45) days in advance of such submission for approval by the other party.

8.14 Language. A German and an English version of this Agreement exist. Only
     --------
     the English version of this Agreement is binding.

8.15 Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
     which shall be deemed an original, but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


ATUGEN BIOTECHNOLOGY GmbH

By:     /s/ Ralph E. Christoffersen
        --------------------------------

Name:   RALPH E. CHRISTOFFERSEN
        --------------------------------
Title:  CEO/GESCHAFTSFUHRER
        --------------------------------
Date:   11/23/98
        --------------------------------


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RIBOZYME PHARMACEUTICALS INC.

By:     /s/ Larry Bullock
        --------------------------

Name:   LARRY BULLOCK
        --------------------------
Title:  CFO
        --------------------------
Date:   11/23/98
        --------------------------


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                                  APPENDIX A



                                 CECH PATENTS
                                 ------------

------------------------------------------------------------------------------------------------
               Title/Invention                    U.S. Patent No.          Foreign Patents
------------------------------------------------------------------------------------------------
RNA Ribozyme Polymerases, Dephosphorylases,
 Restriction Endoribonucleases and Methods           4,987,071             European Patent No.
                                                                           0291 533

                                                                           Japanese Patent No.
                                                                           2530906
------------------------------------------------------------------------------------------------
RNA Ribozyme Polymerases, and Methods                5,037,746             N/A

------------------------------------------------------------------------------------------------
RNA Ribozyme Polymerases, Dephosphorylases,
 Restriction Endoribonucleases and Methods           5,093,246             N/A
------------------------------------------------------------------------------------------------
RNA Ribozyme Restriction Endoribonucleases and
 Methods                                             5,116,742             N/A
------------------------------------------------------------------------------------------------
RNA Ribozyme Which Cleaves Substrate RNA Without
 Formation of a Cavalent Bond                        5,354,855             N/A
------------------------------------------------------------------------------------------------
RNA Ribozyme Polymerases, Dephosphorylases,
 Restriction Endoribonucleases and Methods           5,591,610             N/A
------------------------------------------------------------------------------------------------


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                                  APPENDIX B


        -------------------------------------------------------------
            Listing of Existing Licensees      Effective Date
        -------------------------------------------------------------
        Schering AG, Germany                       4/9/97
        -------------------------------------------------------------
        Roche Bioscience                          5/19/98
        -------------------------------------------------------------
        Chiron                                    5/13/96
        -------------------------------------------------------------
        Glaxo-Wellcome                            7/16/98
        -------------------------------------------------------------
        Parke-Davis                                3/2/98
        -------------------------------------------------------------


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